Collaboration Agreement and Stock Purchase Agreement with Bristol Myers Squibb (FY)	12 Months Ended
Dec. 31, 2024
Collaboration And Stock Purchase Agreement [Abstract]
Collaboration Agreement and Stock Purchase Agreement with Bristol Myers Squibb
7. COLLABORATION AGREEMENT AND STOCK PURCHASE AGREEMENT WITH BRISTOL-MYERS SQUIBB
The Company has a 2019 collaboration agreement and associated stock purchase agreement (collectively the “Agreements”) with Celgene Corporation (acquired by Bristol-Myers Squibb), whereby the Company carried out initial research and development activities with the goal of identifying and developing drug candidates for certain cancer types. Bristol-Myers Squibb paid the Company a total of $95.0 million in aggregate upfront consideration related to the collaboration and stock purchase under the Agreements, of which $78.7 million was allocated to the collaboration. The Company was eligible to receive $50.0 million, in case of an exercise of an option with respect to IK-175, and $40.0 million, in case of an exercise of an option with respect to IK-412. Upon the exercise of the delivery of each license, the Company would have been eligible to receive up to $450.0 million in milestone payments, as well as a tiered royalty on worldwide sales from the high single to low teen digits.
The Company determined that the Bristol-Myers Squibb Collaboration Agreement represented a contract with a customer to be accounted for in accordance with ASC 606. The Company identified two performance obligations; research and development services for each of IK-175 and IK-412. The options to receive worldwide development and commercialization licenses for the two targets and the option to receive manufacturing services in the future were determined to not provide any material rights to the customer and were therefore not considered to be performance obligations. The arrangement also contains certain de minimis items, including participation on joint oversight committees. The Company identified $78.7 million of total transaction price representing the upfront consideration allocated to the revenue arrangement. Additional consideration to be paid to the Company upon exercise of a right to receive a license or potential milestone and royalty payments were excluded from the transaction price as they relate to amounts that can only be achieved subsequent to the exercise of an options and are outside of the initial contact term.
The Company recognized revenue related to each of its performance obligations as the research and development services were performed. The Company recognized revenue related to research and development services performed using an input method by calculating costs incurred at each period end relative to total costs expected to be incurred. The Company recognized revenue of $9.2 million during the year ended December 31, 2023 that was included in deferred revenue at December 31, 2022, at which time the full amount of the transaction price had been recognized as the Company completed the performance obligations as of December 31, 2023.
On January 17, 2024, Bristol-Myers Squibb notified the Company of its decision not to opt-in on the IK-175 program. In addition, Bristol-Myers Squibb did not provide an opt-in exercise for the IK-412 program. As a result, the Company has regained full global rights to the IK-175 and IK-412 programs. Deferred revenue related to the collaboration had been fully recognized prior to December 31, 2023, as all obligations under the Agreements had been completed.